UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2015 (January 1, 2015)

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2014, on January 1, 2015, Mr. Randall L. Churchey, the former President, Chief Executive Officer and a member of the Board of Directors of Education Realty Trust, Inc. (the “Company”), replaced Mr. Paul O. Bower, who retired effective December 31, 2014, as Chairman of the Company’s Board of Directors. Mr. Churchey will continue to serve as the Company’s Chief Executive Officer following his appointment as Chairman of the Company’s Board of Directors. Mr. Thomas Trubiana, the Company’s former Executive Vice President and Chief Investment Officer, has been appointed as a member of the Company’s Board of Directors and replaced Mr. Churchey as President of the Company effective January 1, 2015. In addition, and as previously announced in a Current Report on Form 8-K filed with the SEC on September 9, 2014, Ms. Christine D. Richards was promoted to Executive Vice President and Chief Operating Officer from Senior Vice President and Chief Operating Officer effective September 9, 2014.

In conjunction with such promotions and effective January 1, 2015, Mr. Trubiana’s and Ms. Richards’ employment agreements have been amended to reflect their new respective titles and responsibilities. In addition, Ms. Richards’ employment agreement has been further amended (1) to clarify that Ms. Richards reports directly to the Chief Executive Officer of the Company, and (2) to provide for a separation payment equal to two times (2x) the sum of (A) Ms. Richards’ then current base salary and (B) her average bonus for the two years prior to a change of control in the event of a termination either without “cause” or by Ms. Richards for “good reason” within 12 months after a change of control. Mr. Trubiana’s and Ms. Richards’ employment agreement each provide for a three-year term.

Other than the modifications to the employment agreements discussed above, all other terms of Mr. Trubiana’s and Ms. Richards’ employment agreements remain unchanged from the previously disclosed versions of such agreements. The foregoing summary is qualified in its entirety by reference to the full text of the relevant employment agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement by and between Education Realty Trust, Inc. and Thomas Trubiana dated January 1, 2015.
10.2	Executive Employment Agreement by and between Education Realty Trust, Inc. and Christine Richards dated January 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 6, 2015	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Executive Employment Agreement by and between Education Realty Trust, Inc. and Thomas Trubiana dated January 1, 2015.
10.2	Executive Employment Agreement by and between Education Realty Trust, Inc. and Christine Richards dated January 1, 2015.